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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: January 27, 1997



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



             California               File No. 0-19231           68-0166366
(State or other jurisdiction of    (Commision File Number)     (IRS Employer)
  Incorporated or organization)                             Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         (Address of principal executive offices)                 (Zip Code)



  Registrant's telephone number, including area code: (707) 545-9611





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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp declares quarterly dividend on preferred stock.












                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             1-27-97
Date:  ___________________           REDWOOD EMPIRE BANCORP
                                            (Registrant)



                                     By:__________________________
                                        James E. Beckwith
                                        Executive Vice President and
                                        Chief Financial Officer



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                                   FOR:         REDWOOD EMPIRE BANCORP

                                   APPROVED BY: James Beckwith
                                                Chief Financial Officer
                                                (707) 573-4988

                                   CONTACT:     Morgen-Walke Associates, Inc.
                                                Doug Sherk, David Gennarelli
                                                (415) 296-7383
For Immediate Release                           Emily Dupree, Joshua Passman
                                                212) 850-5600





                                REDWOOD EMPIRE BANCORP DECLARES QUARTERLY
                                       DIVIDEND ON PREFERRED STOCK

SANTA ROSA, Calif. (January 23, 1997) -- Redwood Empire Bancorp (AMEX: REB) today announced that the Board of Directors declared a quarterly dividend on the Company's 7.8% Noncumulative Convertible Perpetual Preferred Stock of 19.5 cents per share. The dividend is payable on February 14, 1997 to shareholders of record on January 30, 1997.
         Redwood Empire Bancorp is the holding company for two operating subsidiaries -- National Bank of the Redwoods, a commercial bank, and Allied Bank, F.S.B., a savings institution. The Company operates through branches and loan production offices in various California locations, as well as Portland, Oregon.

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